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                                                                   EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1995 included in The Wackenhut Corporation's Form 10-K for the year ended January 1, 1995 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP



Miami, Florida,
 May 4, 1995.